Putnam
                                  California
                                  Tax Exempt
                                  Money Market
                                  Fund


ANNUAL REPORT
September 30, 1995
                             [Putnam scales logo]
                    B O S T O N * L O N D O N * T O K Y O

Performance highlights
> "In just five years, total assets of money funds have grown by 72%, and in the not too distant future, assets should break the elusive $1 trillion barrier. . . . There are many factors contributing to asset growth. One of the most important has been the tremendous acceptance of money funds as a viable cash alternative to traditional market securities."
  --IBC Money Market Insight, September 1995



> Performance should always be considered in light of a fund's investment strategy. Putnam California Tax Exempt Money Market Fund is designed for investors seeking current income free from federal and California personal income taxes, consistent with capital preservation, stable principal and liquidity.


FISCAL 1995 RESULTS AT A GLANCE

 Total return                                     NAV
 .............................................................
12 months ended 9/30/95
(change in value during
period plus reinvested
distributions)                                      2.92%
Distributions                No.     Income        Total
 .............................................................
                             12   $0.028848    $0.028848
Current return
 .............................................................
End of period
Current 7-day SEC yield(1)                          3.05%
Taxable equivalent(2)                               5.67
Current 30-day SEC yield(1)                         2.79
Taxable equivalent(2)                               5.19


Performance data represent past results. For performance over longer periods, see page 7. (1)The 7- and 30-day yields are the two most common gauges for measuring money-market mutual-fund performance. Investment income may be subject to state and local taxes. For some investors, investment income may also be subject to the federal alternative minimum tax. (2)Assumes maximum 46.24% federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

From the Chairman

[photo of George Putnam]


(c)Karsh, Ottawa

Dear Shareholder:


Putnam California Tax Exempt Money Market Fund ends one fiscal year and begins another in one of the most lively bond markets in years. Inflation appears to have peaked at 3%, a lower level than in the mid-1980s. With modest growth, it could fall lower, making real yields even more attractive than they are now.


This favorable environment belies the challenges your fund faced during the 12 months ended September 30, 1995, as the economy slowed and interest rates -- especially short-term rates -- began a descent. The decline in short-term rates was foreshadowed when the Federal Reserve Board opted not to adjust rates upward in February and then was confirmed as the Fed actually lowered rates a notch in July.


Fund Manager Lindsey Strong's challenge in this environment was to stay ahead of the trend, which she did by extending the average maturity of the securities in the portfolio. She made the move before the Fed's July rate cut, thus helping the fund maintain its competitive edge. Lindsey's report for fiscal 1995 and her outlook for the months ahead appear on the following pages.

Respectfully yours,

(signature of George Putnam)


George Putnam
Chairman of the Trustees
November 15, 1995

Report from the Fund Manager
Lindsey C. Strong


During the 12 months ended September 30, 1995, Putnam California Tax Exempt Money Market Fund once again generated a competitive return. Faced with the challenge of maintaining a high-quality portfolio at a time when the supply of tax-exempt securities was relatively low, your fund rose to the occasion. Throughout the period, our conservative approach of investing in high-quality short-term instruments resulted in a steady stream of double-tax-free income and a stable price of $1.00 per share.


> A CHANGED INVESTMENT ENVIRONMENT

The investment environment in which your fund was managed changed dramatically during the period. During the last quarter of 1994, economic growth remained strong and concerns about increased inflation dominated the financial markets. At that time, the Federal Reserve Board's anti-inflation policy of periodically raising short-term interest rates was in full force.


Even as the Fed was raising rates for the last time in February 1995, the success of its anti-inflation policy was becoming apparent. The growth in gross domestic product (GDP) slowed from 5.1% during the fourth quarter of 1994 to 2.8% during the first quarter of 1995. During the second quarter of 1995, GDP growth declined to 0.5%. By early summer, recession fears began to mount, and in July, the Fed lowered short-term interest rates from 6.0% to 5.75%. Toward the end of the summer, leading economic indicators began to show signs of strength, and recession concerns abated. However, the Fed took no other action.


The California economy continued to gain strength during the period. After the disruptions caused by the Orange County bankruptcy and a series of natural disasters, major indicators showed relatively strong growth and an improved business climate. While it still lags the national economy, California seems to be on the road to recovery.

> CAPITALIZING ON INTEREST-RATE MOVES



As interest rates fluctuated during the period, our strategy centered on maximizing income while at the same time maintaining a very high-quality portfolio of securities. To this end, while interest rates were rising, we shortened the average maturity of the portfolio. This allowed us to take advantage of incrementally higher yields.



When it became apparent that rates were unlikely to rise further, we reversed our approach, seeking to lock in higher yields by lengthening the average maturity of the portfolio. Finally, toward the end of the fiscal year, as interest rates became somewhat uncertain, we put the fund's average maturity in a more neutral position. It is no longer as short as it was very early in the period, nor is it as long as it was in the summer.



> SECURITY SELECTION FOCUSED ON QUALITY



Typically, the supply of tax-exempt securities ebbs and flows throughout the year. Because the fiscal year for many municipalities begins in June or July, new issues of tax-exempt securities are usually plentiful during the summer months. While new



PERFORMANCE COMPARISONS (9/30/95)


                                      Current    After-tax
                                      return*     return
 ..............................................................
 Passbook savings account               2.01%      1.08%
 ..............................................................
 Taxable money-market fund
   7-day yield                          5.35       2.88
 ..............................................................
 3-month certificate of deposit
   (as of 9/21/95) (CD)                 3.26       1.75
 ..............................................................
 Putnam California Tax Exempt
 Money Market Fund (7-day yield)        3.05       3.05


The net asset value of money-market mutual funds is uninsured and designed to be fixed, while distributions vary daily. The principal values on passbook savings and bank CDs are generally insured up to certain limits by state and federal agencies. CDs--unlike money-market funds, which incur more risk--offer a fixed rate of return. Unlike money-market funds, early withdrawals from bank CDs may be subject to substantial penalties. Investment returns will fluctuate. After-tax return assumes a combined 46.24% federal and state tax rate.



*Sources: Bank of Boston (passbook savings), Bank Rate Monitor (3-month CDs), IBC/Donaghue's Money Fund Report (taxable money-market fund 7-day yield).

issuance of California securities has lagged that of previous years, we were still able to find securities that measured up to our strict standards for high quality and liquidity.


In selecting securities for the portfolio, we invested in variable rate demand notes (VRDNs). VRDNs pay variable interest rates that reset at daily, weekly, or monthly intervals. Nearly 80% of your fund's investments are insured or backed by bank letters of credit. These features enhance the quality assurance of the securities in the portfolio, even those rated in the highest categories by nationally recognized rating services.

> OUR OUTLOOK

As always, we will be monitoring the national and the California economies very carefully in the coming months. Because the Federal Reserve Board seems to have achieved its goal of low inflation and a slowly growing economy, we believe interest rates could decline modestly in the months ahead. However, we do not expect to see extremely steep declines in rates such as the ones we experienced in 1993.


Because your fund's average maturity is relatively neutral, we believe it is well positioned to generate a relatively high amount of tax-free income even if rates decline. In the months ahead, we will continue to seek a competitive amount of income by investing in a well-diversified portfolio of tax-exempt money market instruments and, as always, maintaining our emphasis on stability of principal, high quality, and liquidity.



The views expressed throughout the report are exclusively those of Putnam Management and are not meant as investment advice. Although the current holdings were viewed favorably as of 9/30/95, there is no guarantee the fund will continue to hold these securities in the future.

Performance summary


This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions back into the fund. We show total return in two ways: on a cumulative long-term basis and on average how the fund might have grown each year over varying periods.


TOTAL RETURN FOR PERIODS ENDED 9/30/95

                                           Lipper California
                          Fund shares          Tax Exempt           Consumer
                               at             Money Market           Price
                              NAV             Fund Average           Index
1 year                        2.92%               3.24%               2.54%
5 years                      14.17               15.70               15.45
Annual average                2.69                2.96                2.91
Life of fund (10/26/87)      32.57               34.22               32.87
Annual average                3.62                3.79                3.65


Performance data represent past results and should not be taken as an assurance of future performance. Investment returns will fluctuate. An investment in the fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.



TERMS AND DEFINITIONS
Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.



COMPARATIVE BENCHMARKS
Lipper California Tax Exempt Money Market Fund Average is an arithmetic average of the total return of all California tax exempt money market mutual funds tracked by Lipper Analytical Services. Lipper is an independent rating organization for the mutual fund industry. Lipper rankings vary for other periods. The fund's holdings do not match those in the Lipper Average.


Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Report of independent accountants
For the fiscal year ended September 30, 1995


To the Trustees and Shareholders of Putnam California Tax Exempt Money Market
Fund


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam California Tax Exempt Money Market Fund (the "fund"), at September 30, 1995, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion of these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Boston, Massachusetts
November 14, 1995

Portfolio of investments owned
September 30, 1995

Key to Abbreviations
FGIC  -- Federal Guaranty Insurance Corporation
LOC   -- Letter of Credit
VRDN  -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (84.8%)*
PRINCIPAL AMOUNT                                            RATINGS**       VALUE
California
 $1,400,000     Alameda Cnty. Transn. Auth. Sales Tax
                Rev. Bonds, FGIC 4-1/2s, 5/1/96                  AAA      $ 1,404,840
  1,770,000     CA Hlth. Facs. Fing. Auth. VRDN (Good
                Samaritan Hlth. Syst), Ser. A, 3-1/2s,
                8/1/17 (Bk. of Amer. Nat'l. Tr. & Svgs.
                Assoc. LOC)                                    VMIG1        1,770,000
  3,000,000     CA Pub. Cap Impts. Fing. Auth. VRDN Ser.
                C, 3.75s, 6/1/28 (National Westminster
                Bk. USA Letter of Credit LOC)                  VMIG1        3,000,000
  1,810,000     Loma Linda, Hosp. VRDN (U. Med. Ctr. )
                Ser. C, 4.3s, 12/1/15 (The Indl. Bk. of
                Japan LOC)                                       A-1        1,810,000
    500,000     Los Angeles Cnty., Hsg. Auth. Multi-Fam.
                VRDN (Malibu Meadows II Projects )
                Ser. B, 4.25s, 12/1/15 (Sumitomo Bk.
                LOC)                                             A-1          500,000
  1,800,000     Monterey Peninsula, Wtr. Mgmt. Dist.
                VRDN COP (Waste Wtr. Reclamation
                Project), 4.35s, 7/1/22 (Sumitomo Bk.,
                Ltd. LOC)                                      VMIG1        1,800,000
  1,500,000     Moorpark Multi-Family VRDN (Le Club
                Apts. Project) 4.25s, 11/1/15 (Citibank,
                NA LOC)                                         A-1+        1,500,000
  2,000,000     Oakland VRDN (Cap. Equip. Project) 4.5s,
                12/1/15 (National Westminster Bk. PLC
                LOC)                                             A-1        2,000,000
                Palm Springs, Cmnty. Redev. Agcy. VRDN
                COP
  1,900,000      (Headquarters Hotel 10 Project) 4s,
                 12/1/14 (Citibank NY LOC)                      A-1+        1,900,000
    200,000      (Headquarters Hotel 7 Project) 4s,
                 12/1/14 (Citibank NY LOC)                      A-1+          200,000
  2,000,000     Pomona Redev. Agcy. Multi-Fam. VRDN
                (Bauer Group Apt.) 4.85s, 12/1/07
                (Mercury Savings & Loan LOC)                    A-1+        2,000,000
  1,525,000     Riverside Cnty. Hsg. Auth. Multi-Fam.
                VRDN (Mtn. View Apts.) Ser. A, 3-1/2s,
                8/1/25 (Redlands Federal Savings & Loan
                LOC)                                            A-1+        1,525,000
  1,495,000     Sacramento, Cnty. Multi- Fam. Hsg. VRDN
                (Smoketree), Ser A 4.2s, 4/15/10                A-1+        1,495,000

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                          RATINGS**      VALUE
California (continued)
 $2,000,000     San Diego Cmty. Regl. Transn. Comm.
                Sales Tax Rev. Bonds, FGIC, Ser. A,
                4.75s, 4/1/96                                 AAA      $ 2,007,372
  1,800,000     San Diego, Hsg. Auth. Multi-Fam. VRDN
                (Paseo Pt. Apts. ) Ser. A, 4.3s,
                8/1/15
                (Bk. of Tokyo LOC)                           VMIG1       1,800,000
  2,000,000     Upland, Hsg. Auth. Multi-Fam. VRDN
                (Upland Village Green Project), 4.3s,
                9/1/10
                (Bank of Tokyo LOC)                          VMIG1       2,000,000
  1,100,000     Vallejo Hsg. Auth. Multi-Fam. VRDN
                3.65s, 5/15/22                                A-1+       1,100,000
  2,000,000     Woodland Multi-Fam. Mtg. VRDN 3.65s,
                7/15/18                                       A-1+       2,000,000
                Total Municipal Bonds and Notes
                (cost $29,812,212)                                     $29,812,212

MUNICIPAL COMMERCIAL PAPER (15.9%)*
PRINCIPAL AMOUNT                                           RATINGS**      VALUE
 $2,000,000     CA Poll. Control VRDN (Pacific Gas & Elec.
                 Co.) 4.15s, 10/11/95 (Morgan Gnty. LOC)      A-1+      $ 2,000,000
  1,800,000     Los Angeles Cnty. Metropolitan Trans. Auth.
                Sales Tax 3.4s 10/6/95 (National
                Westminister Banque, Nationale de Paris,
                Canadian Imperial Bank of Commerce, Bank
                                         Of Canada: LOC)       P-1        1,800,000
  1,800,000     Sacramento Muni. Utility Dist. 3.6s, 12/1/95
                (Bayerisch Landes Bank Girozentrale LOC)       P-1        1,800,000
                Total Municipal Commercial Paper (cost
                                             $5,600,000)                $ 5,600,000
                 Total Investments (cost $35,412,212)***                $35,412,212


 * Percentages indicated are based on total net assets of $35,139,643 which correspond to a net asset value per share of $1.00



** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at September 30, 1995, for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligations do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 1995. Securities rated by Putnam are indicated by "/P" and are not publicly rated. These ratings are not covered by the Report of independent accountants.
   Moody's Investors Service, Inc. and Standard & Poor's Corp. are the leading independent rating agencies for debt securities. Moody's uses the designation Moody's Investment Grade, or "MIG", for most short-term municipal obligations, adding a "V" ("VMIG") for bonds with a demand or variable feature; the designation "P" is used for tax exempt commercial paper. Standard & Poor's uses "SP" for notes maturing in three years or less, "A" for bonds with a demand or variable feature.

Moody's Investor Service, Inc.
MIG1/VMIG1 = Best quality; strong protection of cash flow, superior liquidity and broad access to refinancing
MIG2/VMIG2 = High quality; ample protection of cash flow, liquidity support and ability to refinance
AAA = Strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree
P-1= Superior capacity for repayment
P-2= Strong capacity for repayment



Standard & Poor's Corp.
SP-1= Overwhelming safety characteristics
SP-2= Strong capacity to pay principal and interest
A-1+= Overwhelming degree of credit protection
A-1= Strong degree of safety
A-2= Considered strong but lacks solid strength for timely repayment


*** The aggregate identified cost on a tax basis is the same.

The rates shown on Variable Rate Demand Notes (VRDN) are the current interest rates at September 30, 1995 which are subject to change based on the terms of the security.

The fund had the following industry group concentrations greater than 10% on September 30, 1995 (as a percentage of net assets):

           Housing                          45.6%
           Building & construction          19.4
           Hospital/healthcare              10.2

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities
September 30, 1995

 Assets
Investments in securities, at amortized cost (Note 1)             $35,412,212
Cash                                                                   25,578
Interest and other receivables                                        232,113
Receivable for shares of the fund sold                                 35,809
Total assets                                                       35,705,712
Liabilities
Payable for shares of the fund repurchased                            390,294
Distributions payable to shareholders                                  78,817
Payable for compensation of Manager (Note 2)                           43,413
Payable for compensation of Trustee (Note 2)                              104
Payable for administrative services (Note 2)                            1,252
Payable for investor servicing and custodian fees (Note 2)             15,286
Other accrued expenses                                                 36,903
Total liabilities                                                     566,069
Net assets                                                        $35,139,643
Represented by
Paid-in capital (Note 4)                                          $35,139,643
Net asset value, offering and redemption price per share
($35,139,643 divided by 35,139,643 shares)                              $1.00


The accompanying notes are an integral part of these financial statements.

Statement of operations
Year ended September 30, 1995


Tax exempt interest income                          $1,682,146
Expenses:
Compensation of Manager (Note 2)                       214,060
Investor servicing and custodian fees (Note 2)         110,238
Compensation of Trustees (Note 2)                        5,627
Reports to shareholders                                 32,146
Auditing                                                25,358
Legal                                                   70,245
Postage                                                  3,193
Registration                                             5,579
Administrative services (Note 2)                         5,100
Other expenses                                             707
Total expenses                                         472,253
Fees paid indirectly (Note 2)                         (131,067)
Net expenses                                           341,186
Net investment income                                1,340,960
Net increase in net assets resulting from
operations                                          $1,340,960

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

                                                              Year ended
                                                             September 30
                                                          1995          1994
Decrease in net assets
Operations:
Net investment income                                 $ 1,340,960    $   896,489
Net increase in net assets resulting from
operations                                              1,340,960        896,489
Distributions to shareholders from:
Net investment income                                  (1,340,960)      (896,489)
Decrease from capital share transactions (Note 4)      (9,659,129)      (565,336)
Total decrease in net assets                           (9,659,129)      (565,336)
Net assets
Beginning of year                                      44,798,772     45,364,108
End of year                                           $35,139,643    $44,798,772

The accompanying notes are an integral part of these financial statements.

Financial highlights
(For a share outstanding throughout the period)

                                                       Year ended September 30
                                        1995        1994        1993       1992         1991
Net investment income                  $0.0288     $0.0192     $.0175      $.0262(a)     $.0407(a)
Net realized gain on investments         --          --          --         .0001        --
Total from investment operations       $0.0288     $0.0192     $.0175      $.0263        $.0407
Total distributions:                  ($0.0288)   ($0.0192)   ($.0175)    ($.0263)      ($.0407)
Total investment return at net
asset value (%) (b)                       2.92        1.94       1.77        2.67          4.15
Net assets, end of period
(in thousands)                         $35,140     $44,799    $45,364     $58,858       $69,184
Ratio of expenses to average net
assets (%) (c)                            1.00         .67        .89         .85(a)        .80(a)
Ratio of net investment income to
average net assets (%)                    2.84        1.84       1.78        2.70(a)       4.03(a)

(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the years ended September 30, 1992 and 1991 reflect per share reductions of $0.0026 and $0.0033, respectively.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.


(c) The ratio of expenses to average net assets for the year ended September 30, 1995 includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. See Note 2.

Notes to financial statements
September 30, 1995

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and California personal income tax as is consistent with preservation of capital, maintenance of liquidity and stability of principal by investing primarily in a diversified portfolio of short-term California tax-exempt securities.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.


A) Security valuation The valuation of the fund's portfolio instruments is determined by means of the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.


B) Security transactions Security transactions are accounted for on trade date (date the order to buy or sell is executed).


C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal income and excise taxes on income and capital gains.



D) Interest income and distributions to shareholders Interest is recorded on the accrual basis. Income dividends (and distributions of capital gains, if any) are recorded daily by the fund and are distributed monthly to shareholders.



The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.


Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly- owned subsidiary of Putnam Investments, Inc., for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.45% of the first $500 million of average net assets, 0.35% of the next $500 million, 0.30% of the next $500 million, and 0.25% of any amount over $1.5 billion, subject, under current law, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.


The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $390 and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.


During the year ended September 30, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.


Custodial functions for the fund's assets are provided by the Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.



For the year ended September 30, 1995, fund expenses were reduced by $131,067 under expenses offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the offset arrangements in an income- producing asset if it had not entered into such arrangements.



The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35% of the average net assets of the fund. Currently, no payments are being made under the plan.



Putnam Mutual Funds Corp., acting as the underwriter, receives proceeds from contingent deferred sales charges. These charges apply only to certain shares that have been exchanged from other Putnam Funds. Putnam Mutual Funds Corp. received $24,973 in contingent sales charges from such redemptions for the year ended September 30, 1995.


Note 3
Purchases and sales of securities

During the year ended September 30, 1995, purchases and sales (including maturities) of investment securities (all short-term obligations) aggregated $103,096,431 and $111,695,057, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares


At September 30, 1995, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares, at a constant net asset value of $1.00 per share, were as follows:

                                          Year ended September 30
                                           1995             1994
Shares sold                             114,301,007      125,528,473
Shares issued in connection with
reinvestment of distributions             1,230,354          834,320
                                        115,531,361      126,362,793
Shares repurchased                     (125,190,490)    (126,928,129)
Net decrease                             (9,659,129)        (565,336)

Federal tax information



The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 1996 will show the status of all distributions paid to your account in calendar 1995.

Fund information

INVESTMENT MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

INDEPENDENT
ACCOUNTANTS
Price Waterhouse LLP

TRUSTEES
George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS
George Putnam
President
Charles E. Porter
Executive Vice President
Patricia C. Flaherty
Senior Vice President
Lawrence J. Lasser
Vice President
Gordon H. Silver
Vice President
Gary N. Coburn
Vice President
William F. McGue
Vice President
Blake E. Anderson
Vice President
Lindsey C. Strong
Vice President and Fund Manager
William N. Shiebler
Vice President
John R. Verani
Vice President
Paul M. O'Neil
Vice President
John D. Hughes
Vice President and Treasurer
Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam California Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.


Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency; and involve risk, including the possible loss of the principal amount invested.

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

Bulk Rate
U.S. Postage
PAID
Putnam
Investments


20967-064 11/95